The Royce Fund

Royce Select Fund II

Royce Enterprise Select Fund
Royce SMid-Cap Value Fund

Royce Partners Fund
Royce Global Dividend Value Fund

Supplement to the Prospectus dated May 1, 2014

The Royce Fund’s Board of Trustees recently approved a separate plan of liquidation for each Fund listed above. Each plan of liquidation will be effective on April 23, 2015. Each Fund listed above is being liquidated primarily because it has not attracted and maintained assets at a sufficient level for it to be viable. As of February 26, 2015, each Fund was no longer offering its shares for purchase and was not accepting any investments in the Fund.

March 13, 2015

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